UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2016

Bio-Matrix Scientific Group, Inc.

(Exact Name of Company as Specified in Charter)

Commission File Number: 0-32201

Delaware	33-0824714
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

4700 Spring Street, St 304

La Mesa California, 91942

 (Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code: (619) 702-1404

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 8.01 Other Events

On April 7, 2016 Regen Biopharma, Inc. (“Regen”) issued 10,000,000 shares of Regen’s Series A Preferred Stock (“Shares”) to David Koos, Regen’s Chief Executive Officer, as consideration for efforts expended by Koos with regards to addressing all clinical hold issues identified by the United States Food and Drug Administration (FDA) related to Regen’s Investigational New Drug Application for HemaXellerate..

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The Shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the securities comprising the Shares stating that those securities have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of those securities.

On April 7, 2016 Regen Biopharma, Inc. (“Regen”) issued 10,000,000 shares of Regen’s Series A Preferred Stock (“Shares”) to Harry Lander , Regen’s President and Chief Scientific Officer, as consideration for efforts expended by Lander with regards to addressing all clinical hold issues identified by the United States Food and Drug Administration (FDA) related to Regen’s Investigational New Drug Application for HemaXellerate.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The Shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the securities comprising the Shares stating that those securities have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of those securities.

On April 7, 2016 Regen Biopharma, Inc. (“Regen”) issued 10,000,000 shares of Regen’s Series A Preferred Stock (“Shares”) to Tod Caven , Regen’s Chief Financial Officer, as consideration for efforts expended by Caven with regards to addressing all clinical hold issues identified by the United States Food and Drug Administration (FDA) related to Regen’s Investigational New Drug Application for HemaXellerate.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The Shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the securities comprising the Shares stating that those securities have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of those securities.

On April 7, 2016 Regen Biopharma, Inc. (“Regen”) issued 1,000,000 shares of Regen’s Series A Preferred Stock (“Shares”) in settlement of $10,000 of principal indebtedness.

The Shares were issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The Shares were sold directly through our management. No commission or other consideration was paid in connection with the sale of the Shares. There was no advertisement or general solicitation made in connection with this Offer and Sale of Shares. A legend was placed on the certificate that evidences the securities comprising the Shares stating that those securities have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of those securities.

Regen is a controlled subsidiary of Bio Matrix Scientific Group, Inc.

2

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	David Koos Agreement
10.2	Harry Lander Agreement
10.3	Todd Caven Agreement

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO MATRIX SCIENTIFIC GROUP, INC.

Dated: April 8, 2016	By: /s/ David Koos
David Koos
Chief Executive Officer

4